UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 9, 2010

MIB Digital, Inc.

(Exact name of registrant as specified in its charter)

Florida	333-163172	26-3439890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2670 Towne Village Drive, Duluth, GA	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(678) 428-6026

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant’s Certifying Accountant.

On March 9, 2010, MIB Digital, Inc. dismissed Seale and Beers, CPAs as its independent registered public accounting firm. Seale and Beers, CPAs had served as our independent registered public accounting firm since September 25, 2009. The dismissal of Seale and Beers, CPAs was approved by our Board of Directors on March 8, 2010. Seale and Beers, CPAs did not resign or decline to stand for re-election.

The report of Seale and Beers, CPAs dated November 10, 2009 on our balance sheet as of October 31, 2009, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the period from inception on September 23, 2009 through October 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles, except that such report raised substantial doubts on our ability to continue as a going concern.

During our two most recent fiscal years and the subsequent interim period up to date of dismissal we had no disagreements with Seale and Beers, CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which such disagreement if not resolved to the satisfaction of Seale and Beers, CPAs would have caused it to make reference to the subject matter of the disagreement in connection with its report.

On March 9, 2010 we engaged Lake and Associates, CPA’s as our independent registered public accounting firm. During our two most recent fiscal years and the subsequent interim period prior to retaining Lake and Associates, CPA’s (1) neither we nor anyone on our behalf consulted Lake and Associates, CPA’s regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) Lake and Associates, CPA’s did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

We provided Seale and Beers, CPAs with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they did not agree. A copy of the letter provided by Seale and Beers, CPAs is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01         Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter dated March 10, 2010 from Seale and Beers, CPAs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIB DIGITAL, INC.

Date: March 11, 2010	By: /s/ Scott Hughes Scott Hughes, President